                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant[ ]

Check the appropriate box:


[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement


[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                           THE RIVERFRONT FUNDS, INC.
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                (Name of Registrant as Specified In Its Charter)
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                                       N/A
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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X]    No fee required.


[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)       Title of each class of securities to which transaction applies:

                ---------------------------------------------------------------

       2)       Aggregate number of securities to which transaction applies:

                ---------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                --------------------------------------------------------------

       4)       Proposed maximum aggregate value of transaction:

                --------------------------------------------------------------

       5)       Total fee paid:

                --------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                1)       Amount Previously Paid:
                                                -----------------------------
                2)       Form, Schedule or Registration Statement No.:
                                                                      --------
                3)       Filing Party:
                                      ----------------------------------------
                4)       Date Filed:
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

                   THE RIVERFRONT U.S. GOVERNMENT SECURITIES
                               MONEY MARKET FUND

                   THE RIVERFRONT U.S. GOVERNMENT INCOME FUND

                     THE RIVERFRONT OHIO TAX-FREE BOND FUND

                          THE RIVERFRONT BALANCED FUND

                       THE RIVERFRONT INCOME EQUITY FUND

                    THE RIVERFRONT LARGE COMPANY SELECT FUND

                     THE RIVERFRONT STOCK APPRECIATION FUND

                    PORTFOLIOS OF THE RIVERFRONT FUNDS, INC.
                    3435 STELZER ROAD, COLUMBUS, OHIO 43219

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of The Riverfront Funds, Inc.:


     Notice is hereby given that a Special Meeting of Shareholders of The Riverfront U.S. Government Securities Money Market Fund, The Riverfront U.S. Government Income Fund, The Riverfront Ohio Tax-Free Bond Fund, The Riverfront Balanced Fund (formerly known as The Riverfront Flexible Growth Fund), The Riverfront Income Equity Fund, The Riverfront Large Company Select Fund and The Riverfront Stock Appreciation Fund (collectively the "Portfolios"), constituting all of the portfolios of The Riverfront Funds, Inc., a Maryland corporation (the "Company"), will be held on Thursday, July 31, 1997, at 10:00 a.m., Eastern Daylight Savings Time, at 3435 Stelzer Road, Columbus, Ohio 43219. The purpose of the Meeting is to consider and act on the following matters:


     1. To elect a Board of Directors;

     2. To ratify the selection of Ernst & Young LLP, independent public accountants, as auditors to be employed by the Company for the fiscal year ending December 31, 1997;

     3. To approve an Agreement and Plan of Reorganization and Liquidation providing for the conversion of the Portfolios from separate series of a Maryland corporation to separate series of an Ohio business trust; and

     4. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.


     The close of business of June 6, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.


     All shareholders are cordially invited to attend the Meeting in person. If you are unable to do so, please complete the enclosed proxy and return it in the enclosed envelope.

                                     By Order of the Directors,


                                     C. David Bunstine, Secretary



June 18, 1997


                             YOUR VOTE IS IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE URGE YOU TO COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

                           THE RIVERFRONT FUNDS, INC.
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                                PROXY STATEMENT

                       SPECIAL MEETING OF SHAREHOLDERS OF
                   THE RIVERFRONT U.S. GOVERNMENT SECURITIES
                               MONEY MARKET FUND,

                  THE RIVERFRONT U.S. GOVERNMENT INCOME FUND,
                    THE RIVERFRONT OHIO TAX-FREE BOND FUND,
                         THE RIVERFRONT BALANCED FUND,
                       THE RIVERFRONT INCOME EQUITY FUND,
                  THE RIVERFRONT LARGE COMPANY SELECT FUND AND
                     THE RIVERFRONT STOCK APPRECIATION FUND
                    PORTFOLIOS OF THE RIVERFRONT FUNDS, INC.


                            TO BE HELD JULY 31, 1997



                                    GENERAL



     This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of The Riverfront Funds, Inc., a Maryland corporation (the "Company"), to be used in connection with a Special Meeting of Shareholders (the "Meeting") of the Company to be held on July 31, 1997. The mailing address of the principal executive offices of the Company is: 3435 Stelzer Road, Columbus, Ohio 43219. The approximate date on which this Proxy Statement and forms of proxy are first sent to shareholders is on or about June 27, 1997.



     The Directors have fixed the close of business on June 6, 1997, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting. Shareholders of record are entitled to one vote for each share and a proportionate fractional vote for any fraction of a share as to each issue on which such shareholders are entitled to vote. Each of the portfolios of the Company, other than The Riverfront U.S. Government Securities Money Market Fund (the "Money Market Fund"), offers and has issued and outstanding two classes of shares, Investor A Shares and Investor B Shares. The Money Market Fund offers and has issued and outstanding only Investor A Shares. The following sets forth, as of the Record Date, the number of shares of capital stock, $.001 par value (the "Shares"), of each of the Company's series or funds (singly a "Portfolio" and collectively the "Portfolios") which were outstanding and are entitled to vote at the Meeting: the Money Market
Fund -- 165,021,893.090 Investor A Shares; The Riverfront U.S. Government Income Fund (the "Income Fund") -- 5,296,900.700 Investor A Shares and 139,564.790 Investor B Shares; The Riverfront Ohio Tax-Free Bond Fund (the "Ohio Tax-Free Fund") -- 743,734.964 Investor A Shares and 121,221.747 Investor B Shares; The Riverfront Balanced Fund, formerly known as The Riverfront Flexible Growth Fund (the "Balanced Fund") -- 789,632.981 Investor A Shares and
841,963.552 -- Investor B Shares; The Riverfront Income Equity Fund (the "Income Equity Fund") -- 6,098,797.523 Investor A Shares and 959,050.087 Investor B Shares; The Riverfront Large Company Select Fund (the "Large Company
Fund") -- 2,587,201.566 Investor A Shares and 35,477.404 Investor B Shares; and The Riverfront Stock Appreciation Fund (the "Stock Appreciation
Fund") -- 2,508,564.585 Investor A Shares and 88,649.215 Investor B Shares. At the Meeting, Shareholders will be voting either together as a group without regard to Portfolio, or separately by Portfolio, but will not be voting by class.


     Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Shares represented by management proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a management proxy, the shareholder giving such proxy must either submit to the Company a subsequently dated proxy, deliver to the Company a written notice of revocation or otherwise give notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the management proxy.

     In the event that sufficient votes are not received by the Meeting date, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Company's Shares present at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against the proposals.


     THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND SEMI-ANNUAL REPORT TO SHAREHOLDERS SUCCEEDING THE ANNUAL REPORT, IF ANY, UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE COMPANY AT THE ADDRESS ABOVE OR BY CALLING TOLL-FREE
(800) 424-2295. THE ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.


     The following table summarizes the proposals on which shareholders are being asked to vote (singly a "Proposal" and collectively the "Proposals") and indicates how shareholders will vote on each Proposal. Proposals 1, 2 and 3 relate to all Portfolios; shareholders of all Portfolios will vote together as a group, without regard to Portfolio, on Proposals 1 and 2. However, while all shareholders will vote on Proposal 3, they will do so on a Portfolio by Portfolio basis, rather than together as a group.

                                                                      SHAREHOLDERS WHO WILL VOTE
 PROPOSAL             BRIEF DESCRIPTION OF THE PROPOSAL                     ON THE PROPOSAL
-----------  ---------------------------------------------------    -------------------------------
Proposal 1   To elect a Board of Directors                          Shareholders of All Portfolios
                                                                    Voting Together As a Group
Proposal 2   To ratify the selection of Ernst & Young LLP as        Shareholders of All Portfolios
             independent accountants                                Voting Together As a Group
Proposal 3   To adopt an Agreement and Plan of Reorganization       Shareholders of All Portfolios
             providing for the conversion of the Portfolios from    Voting Separately By Portfolio
             separate series of a Maryland corporation to
             separate series of an Ohio business trust

     The Company knows of no business other than that mentioned in Proposals 1 through 3 of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxies to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the Proposals with respect to one or more Portfolios are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     It is the present intention that the enclosed proxies will be used for the purposes of voting in favor of the election of each of the following nominees as a Director to hold office until the next meeting of shareholders and until his successor is elected and qualified. Each of the nominees, except for Mr. Grimm, presently is a Director of the Company. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, as amended, each nominee has consented to be named in this Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.


        NAME, AGE
      AND POSITION                                                               A DIRECTOR OF
    WITH THE COMPANY                     PRINCIPAL OCCUPATION                  THE COMPANY SINCE
------------------------- ---------------------------------------------------  -----------------
J. Virgil Early           Principal in J. Virgil Early & Associates                   1990
  Age 59                  (business consulting).
  Director
William M. Higgins        Senior Vice President and Director of Sena Weller           1992
  Age 53                  Rohs Williams, Inc. (investment advisory services).
  Director
*Walter B. Grimm          Since June, 1992, employee of BISYS Fund Services             --
  Age 52                  Limited Partnership.
  President
*Harvey M. Salkin         Professor, Case Western Reserve University; former          1995
  Age 51                  President and major shareholder of Mathematical
  Director                Investing Systems, Inc. (investment advisory firm).


---------------


* Mr. Grimm and Dr. Salkin are each considered an "interested person" of the Company, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Grimm is considered an "interested person" of the Company because he is an employee of BISYS Fund Services Limited Partnership, the distributor of the Portfolios' Shares ("BISYS"). Dr. Salkin is considered an "interested person" of the Company because he owns shares of common stock in Provident Bancorp, Inc., the parent corporation of Provident.


     Mr. Grimm is also a trustee of The Sessions Group, The Coventry Group, American Performance Funds, Marketwatch Funds, Kent Funds and BISYS Insurance Trust Fund, each of which is a registered investment company.


     During the fiscal year ended December 31, 1996, no Director or officer affiliated with The Provident Bank as the Portfolios' investment adviser, DePrince, Race & Zollo, Inc. as the sub-investment adviser for the Income Equity Fund, or BISYS received any direct remuneration from the Company.



     The Company has an Audit Committee comprised of Messrs. Early and Higgins, neither of which is an interested person of the Company. During the fiscal year ended December 31, 1996, the Audit Committee did not hold any meetings since the specific matters to be acted upon by the Audit Committee, such as the recommendation of independent auditors, were presented to and acted upon by the full Board.


     During the fiscal year ended December 31, 1996, the Company's Board of Directors held five meetings. Messrs. Early and Higgins and Dr. Salkin attended at least 75% of the meetings. Mr. Grimm was not a Director of the Company during that period.

     A plurality of the votes cast at a meeting of shareholders at which a quorum is present is required for the election of Directors.

     The following table sets forth information regarding all compensation paid by the Company to its directors for their services as Directors during the fiscal year ended December 31, 1996. The Company has no pension or retirement plans.

                               COMPENSATION TABLE

                                                 AGGREGATE          TOTAL COMPENSATION
               NAME AND POSITION WITH THE       COMPENSATION         FROM THE COMPANY
                        COMPANY               FROM THE COMPANY     AND THE FUND COMPLEX*
            --------------------------------  ----------------     ---------------------
            J. Virgil Early                        $8,500                 $ 8,500
            Director
            William M. Higgins                     $8,500                 $ 8,500
            Director
            Harvey M. Salkin                       $8,500                 $ 8,500
            Director
            Stephen G. Mintos(1)                   $    0                 $     0
            Director

---------------
* For purposes of this Table, Fund Complex means one or more mutual funds, including the Portfolios, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related.

(1) Mr. Mintos will resign as a director of the Company effective immediately prior to the Meeting.

                            OTHER EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the other executive officers of the Company:


    NAME, AGE AND                                                                  AN OFFICER
    POSITION WITH                       PRINCIPAL OCCUPATION                         OF THE
     THE COMPANY                     DURING THE PAST FIVE YEARS                   COMPANY SINCE
---------------------   ----------------------------------------------------    -----------------
George O. Martinez      Since April 1995, employee of BISYS Fund Services        August 1995
Age 37                  Limited Partnership; prior to April 1995, Vice
                        President
Vice President          and Associate General Counsel of Alliance Capital
                        Management, L.P. (investment management firm).
Thomas E. Line          Since January 1997, employee of BISYS Fund Services      May 1997
Age 29                  Limited Partnership; prior to January 1997, Senior
Treasurer               Audit Manager, KPMG Peat Marwick LLP (independent
                        public accountants).
C. David Bunstine       Since December 1987, employee of BISYS Fund Services     May 1997
Age 31                  Limited Partnership.
Secretary
Alaina V. Metz          Since June 1995, employee of BISYS Fund Services         August 1995
Age 30                  Limited Partnership; prior thereto and since May
Assistant Secretary     1989, employee of Alliance Capital Management, L.P.
                        (investment management firm).


     The executive officers of the Company are elected annually by the Board of Directors and hold office until their respective successors are duly elected. None of the officers of the Company receives compensation from the Company for serving as an officer.

                   PROPOSAL 2 -- RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company, including a majority of the Board of Directors who are not "interested persons," on February 28, 1997, approved the selection of Ernst & Young LLP as the independent public accountants of the Company for the fiscal year ending December 31, 1997. Unless instructed in the

Proxy to the contrary, the persons named therein intend to vote in favor of the ratification of the selection of Ernst & Young LLP as independent public accountants of the Company to serve for the fiscal year ending December 31, 1997. On February 24, 1995, Ernst & Young LLP was initially engaged by the Board of Directors of the Company as the Company's independent public accountants.


     Shareholders of all Portfolios of the Company will vote jointly on the proposal to ratify the selection of Ernst & Young LLP as independent public accountants of the Company to serve for the fiscal year ending December 31, 1997. Ratification requires the affirmative vote of shareholders holding a majority of the Shares of the Company who are present at the Meeting in person or by proxy.

     A representative of Ernst & Young LLP will be available by telephone during the Meeting with an opportunity to make a statement if the representative desires to do so and to respond to appropriate questions.

               PROPOSAL 3 -- APPROVAL OF AN AGREEMENT AND PLAN OF
                REORGANIZATION AND LIQUIDATION PROVIDING FOR THE
               CONVERSION OF THE PORTFOLIOS FROM SEPARATE SERIES
                     OF A MARYLAND CORPORATION TO SEPARATE
                       SERIES OF AN OHIO BUSINESS TRUST.

     The Directors of the Company have unanimously approved an Agreement and Plan of Reorganization and Liquidation (the "Plan of Conversion") in the form attached to this Proxy Statement as Exhibit A. The Plan of Conversion provides for a conversion (the "Conversion") of the Money Market Fund, the Income Fund, the Ohio Tax-Free Fund, the Balanced Fund, the Income Equity Fund, the Large Company Fund and the Stock Appreciation Fund (the "current Portfolios") from separate series of The Riverfront Funds, Inc., a Maryland corporation (the "Company"), to separate series of The Riverfront Funds, an Ohio business trust (the "Trust").


     The individual investment objectives, policies and limitations of the current Portfolios will not change. A separate portfolio of the Trust will carry on the business of each current Portfolio following the Conversion (the "successor Portfolios"). Each successor Portfolio will have investment objectives, policies and limitations identical to those of its corresponding current Portfolio. The name of the successor Portfolio for the Stock Appreciation Fund will be The Riverfront Small Company Select Fund. Other than this difference in name, the name of each successor Portfolio will be identical to that of its respective current Portfolio. For a discussion of the principal differences between the Company's and the Trust's forms of organization, see "CERTAIN COMPARATIVE INFORMATION ABOUT THE COMPANY AND THE TRUST" below.


     The Provident Bank, each current Portfolio's investment adviser ("Provident"), will be responsible, either directly or indirectly through a sub-investment adviser, for the investment management of each successor Portfolio, subject to the supervision of the Board of Trustees of the Trust (the "Trustees") under an Investment Advisory Agreement substantially identical to the agreement currently in effect between Provident and the Company (the "current Investment Advisory Agreement"). DePrince, Race & Zollo, Inc., the Income Equity Fund's sub-investment adviser ("DRZ"), will be responsible for the management of a portion of the portfolio securities of such successor Portfolio, subject to the supervision of Provident and the Trustees, under a Sub-Investment Advisory Agreement substantially identical to the agreement currently in effect between DRZ and Provident (the "current Sub-Advisory Agreement").

     BISYS will serve as the principal underwriter of shares of each successor Portfolio pursuant to a Distribution Agreement substantially identical to the agreement currently in effect between BISYS and the Company.

REASONS FOR THE PROPOSED CONVERSION

     The Company is presently organized as a Maryland corporation with multiple portfolios. The Directors of the Company unanimously recommend conversion of each current Portfolio to a separate corresponding portfolio of an Ohio business trust (i.e., into a successor Portfolio) which will succeed to the business of its corresponding current Portfolio. The Directors have determined that Ohio law as it relates to business trusts affords certain advantages to the operations of a mutual fund that are unavailable to mutual funds organized as corporations under Maryland law.

     In general, Ohio business trust law will provide greater flexibility to the Company than Maryland corporation law in structuring the Company's operations and will eliminate both the need to obtain shareholder approval for certain routine or nonmaterial actions and the expense and delays involved in doing so. For example, under Maryland corporation law, routine or nonmaterial changes to the charter of the Company, such as those in response to regulatory developments or changes to the name of a Portfolio, would typically require shareholder approval; Ohio law permits such changes to the Declaration of Trust to be made without first seeking shareholder approval. Under Ohio law and the Trust's Declaration of Trust, the Trust and the successor Portfolios may be required to have fewer shareholder meetings, potentially reducing costs, although neither Maryland corporations nor Ohio business trusts are required to hold annual shareholder meetings. Of course, the fundamental investment restrictions of both the current Portfolios and the successor Portfolios will remain fundamental, and may be changed only by shareholder vote.


     For a more detailed comparison of the Company's current Articles of Incorporation and the Declaration of Trust of the Trust, see "CERTAIN COMPARATIVE INFORMATION ABOUT THE COMPANY AND THE TRUST" below.


SUMMARY OF THE PLAN OF CONVERSION

     The following discussion summarizes the important terms of the Plan of Conversion. This summary is qualified in its entirety by reference to the Plan of Conversion itself, which is included as Exhibit A to this Proxy Statement.

     In order to accomplish the Conversion, the Company organized the Trust as an Ohio business trust pursuant to a Declaration of Trust dated as of October 11, 1996. On the closing date of the Conversion (the "Closing Date"), each current Portfolio will transfer all of its assets to the corresponding successor Portfolio in exchange for (1) the assumption by the successor Portfolio of all the liabilities of that current Portfolio and (2) shares of beneficial interest of that successor Portfolio ("successor Portfolio shares") equal to the net asset value on the date of the exchange of that current Portfolio. Immediately thereafter, each current Portfolio will be liquidated and each Shareholder of the current Portfolio will receive for his or her Shares an equal number of full and fractional shares of the corresponding successor Portfolio. Immediately after this distribution of successor Portfolio shares, each current Portfolio will be terminated and, as soon as practicable thereafter, will be dissolved. UPON COMPLETION OF THE CONVERSION, EACH CURRENT PORTFOLIO SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL SUCCESSOR PORTFOLIO SHARES EQUAL IN NUMBER, DENOMINATION, CLASS AND AGGREGATE NET ASSET VALUE TO HIS OR HER CURRENT PORTFOLIO SHARES.

     To facilitate the Conversion, the Plan of Conversion authorizes the Company, on behalf of the current Portfolios, as the then sole initial shareholder of the Trust (1) to elect as Trustees of the Trust, the persons who then currently serve as Directors of the Company; (2) to approve or disapprove the selection of the independent accountants who currently serve as independent accountants of the Company; and (3) to approve (i) the Investment Advisory Agreement with Provident for each successor Portfolio (the "New Advisory Agreement") and (ii) the Sub-Investment Advisory Agreement between Provident and DRZ, with respect to the Income Equity Fund only (the "New Sub-Advisory Agreement").

     The newly elected Trustees of the Trust will hold office without limit in time except that (a) any Trustee may resign, (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; and (c) a Trustee may be removed at any Special Meeting of the shareholders by a vote of a majority of the votes of the Trust at such meeting. In case a vacancy shall for any reason exist, the remaining Trustees may fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there normally will be no meeting of shareholders for the purpose of electing Trustees.

     The New Advisory Agreement and the New Sub-Advisory Agreement will take effect on the Closing Date. The New Advisory Agreement and the New Sub-Advisory Agreement will continue in force until December 31, 1997. Each Agreement will continue in force thereafter from year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust, or Provident or DRZ, as the case may be, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the appropriate successor Portfolio. The New Advisory Agreement and New Sub-Advisory Agreement will be terminable without penalty on sixty days' written notice either by the Trust, Provident or DRZ, as the case may be, and each will terminate automatically in the event of its assignment.



     Assuming the Plan of Conversion is approved, it is currently contemplated that the Conversion will become effective at the close of business on July 31, 1997. However, the Conversion may become effective at another time and date if circumstances so warrant.


     The obligations of the Company and the Trust under the Plan of Conversion are subject to various conditions as stated therein, including receipt from the SEC of an exemption order from the provisions of sec.17(a) of the 1940 Act. The Company and the Trust may at any time waive compliance with any of the conditions contained in the Plan of Conversion, or amend or modify, the Plan of Conversion; provided, however, that, following the Meeting, the Plan of Conversion may not be amended or modified nor any condition waived, to the extent that such amendment, modification or waiver would materially adversely affect the current Portfolio shareholders without their further approval.


     If shareholders of one or more current Portfolios do not approve its Conversion, the Company will continue its existence as a Maryland corporation, and all current Portfolios will continue as series of the Maryland corporation. Consummation of the Conversion is contingent upon its approval by each current Portfolio.


     It will not be necessary for holders of certificates for Shares of the current Portfolios to exchange their certificates, if any, for new certificates for shares of the corresponding successor Portfolios following consummation of the Conversion. Certificates for Shares of the current Portfolios issued prior to the Conversion will represent outstanding shares of the corresponding successor Portfolio after the Conversion. New certificates will not be issued by the successor Portfolios after the Conversion.

CONTINUATION OF PORTFOLIO SHAREHOLDER ACCOUNTS AND PLANS

     The Company's transfer agent will establish an account for each successor Portfolio shareholder containing the appropriate number and denominations of successor Portfolio shares to be received by that shareholder under the Plan of Conversion. Such accounts will be identical in all material respects to the accounts currently maintained by the current Portfolios' transfer agent for each current Portfolio shareholder. Current Portfolio shareholders who are participating in special purchase or withdrawal plans will retain the same rights and privileges as the successor Portfolio shares. Likewise, current Portfolio shareholders who hold Investor B Shares will retain the same rights and privileges, including those relating to the conversion of such Shares into Investor A Shares, as the successor Investor B Portfolio shares. In addition, no action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a current Portfolio shareholder with respect to current Portfolio shares.

CERTAIN COMPARATIVE INFORMATION ABOUT THE COMPANY AND THE TRUST

     Summary of the Declaration of Trust. The Trust has been established pursuant to the Declaration of Trust under the laws of the State of Ohio. The investment objective, policies, and limitations of each successor Portfolio of the Trust will be the same as those of the respective current Portfolios. The Trust's fiscal year will be the same as that of the Company, although the Trustees may change the fiscal year in their discretion. Prior to the Conversion, each successor Portfolio will not have any assets or liabilities. During the Conversion, the Company will be the sole shareholder of the successor Portfolios immediately prior to distribution of successor Portfolio shares to current Portfolio shareholders.

     As an Ohio business trust, the Trust's operations will be governed by its Declaration of Trust, its By-Laws and applicable Ohio law. The Company's operations are governed by its Articles of Incorporation, its By-Laws and Maryland corporate law. Like the Company, the operations of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder and applicable state securities laws.

     Trustees and Officers of the Trust. Subject to the provisions of the Trust's Declaration of Trust, the business of the Trust is supervised by its Trustees, who serve indefinite terms and who have all powers necessary or convenient to carry out that responsibility. The responsibilities, powers, and fiduciary duties of the Trustees of the Trust will be substantially the same as those of the Directors of the Company. The Trustees of the Trust will be those persons elected as Directors of the Company at the Meeting, as set forth under PROPOSAL 1 above.

     It is anticipated that the Trustees of the Trust will ratify the initial Trustee's election of the then present officers of the Company to serve as officers of the Trust and that such persons will perform the same functions following the Conversion that they now perform on behalf of the Company.

     Series of Shares of the Company and the Trust. The Trust's Declaration of Trust permits the Trustees to create one or more series or portfolios of the Trust and, with respect to each series, to issue an unlimited number of full or fractional shares of that series or of one or more of that series' classes. The Directors of the Company have substantially similar rights under the Company's Articles of Incorporation and Maryland law, except that they are required under Maryland law to specify a fixed number of shares authorized for issuance. After the Conversion, the Trust will have seven series. Each share of each series of the Trust, like each share of each series of the Company, represents an equal proportionate interest with each other share in that series, none having priority or preference over another except that there are some differences in dividend, exchange and voting rights as between the two classes of shares of each series. Additional series or classes thereof may be added in the future.


     Maryland Corporation and Ohio Trust Shareholder Liability. One area of difference between the two forms of organization is the potential liability of shareholders. Generally, Ohio business trust shareholders are not personally liable for the obligations of the Trust under Ohio law. Chapter 1746 of the Ohio Revised Code governs business trusts (the "Ohio Act"). Specifically, sec.1746.13 of the Ohio Act provides that a shareholder of an Ohio business trust will not be liable to any third person for any act, omission or obligation of that business trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Ohio law and may thereby subject the Trust's shareholders to liability. To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for claims made against the Trust and provides that notice of such disclaimer may be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trust or its Trustees or any officer, employee or agent (although the Declaration of Trust provides that failure to include such a disclaimer shall not operate to bind any trustee, officer, employee, agent or shareholder individually) and (ii) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which (1) a court refuses to apply Ohio law, (2) no contractual limitation of liability was in effect, and (3) the Trust itself would be unable to meet its obligations. In light of Ohio law, the nature of the Trust's business and the nature of its assets, Provident and BISYS each believe that the risk of personal liability to a Trust shareholder is extremely remote. After the Conversion, shareholders of the Trust will bear this additional risk, however remote, that they currently do not bear.


     Shareholders of a Maryland corporation generally have no personal liability for the corporation's acts or obligations, except that a shareholder may be liable to the extent that: (1) the dividends he receives exceed the amount which properly could have been paid under Maryland law, (2) the consideration paid to him by the Maryland corporation for his stock was paid in violation of Maryland law or (3) he otherwise receives any distribution, payment or release which exceeds the amount which he could properly receive under Maryland law.

     Voting Rights of Company and Trust Shareholders. Neither the Company nor the Trust is required to hold an annual shareholder meeting. The Company's Bylaws provide that a special meeting of shareholders may be called by the holders of 10% or more of the shares of the Company. The Trust's Declaration of Trust provides that a special meeting of shareholders may be called by the holders of 20% or more of all votes attributable to the outstanding shares of the Trust. Prior to the Conversion, the Trust will undertake to the S.E.C. that it will hold a special meeting of shareholders of the Trust for the purpose of considering the removal of one or more of the Trust's Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Trust entitled to vote. In each case the Directors/Trustees shall cooperate with such shareholders as required under Section 16(c) of the 1940 Act.

     The Trust, like the Company, will operate as an open-end management investment company registered with the SEC under the 1940 Act. Shareholders of each successor Portfolio will, therefore, have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and limitations of the successor Portfolio, ratification of the selection by the Trustees of the independent accountants for the Trust, and such additional matters relating to the Trust as may be required by law or the Trustees consider desirable. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a meeting of shareholders of the Trust for the purpose of electing a Board of Trustees. The Company has notified the SEC that the Trust will adopt the existing registration statement under the Securities Act of 1933 with respect to its shares.

     Each shareholder of the Company is entitled to one vote for each full Share held and a proportionate fractional vote for each fractional Share held on each matter submitted to the vote of shareholders, regardless of the net asset value of such Share. Each shareholder of the Trust, however, is entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Therefore, the number of full and fractional votes per share of a successor Portfolio will change depending upon the net asset value of that successor Portfolio's shares.

     The Declaration of Trust provides that shareholders shall have the power to vote only with respect to (1) the election or removal of Trustees, (2) the approval of investment advisory agreements and any other agreements for which shareholder approval is required by the 1940 Act, and (3) with respect to certain other matters, including such additional matters as may be required by law or the Trustees may consider desirable. Shareholders of one Portfolio may only vote on matters affecting that Portfolio. The Declaration of Trust also permits the Trustees to amend the Declaration of Trust to (1) establish and name any new portfolio or class of shares of a portfolio, (2) change the rights of the shares of any existing or new portfolio, (3) under certain circumstances abolish any portfolio or any class of shares of a portfolio, (4) change the name of the Trust or any existing portfolio, (5) conform the provision of the Declaration of Trust to federal or state law or (6) cure or correct any provision of the Declaration of Trust to be consistent with the 1940 Act or the requirements of the Internal Revenue Code of 1986. The Articles of Incorporation, on the other hand, provide that shareholders of the Company have the power to vote only with respect to substantially the same matters as shareholders of the Trust and certain other matters as may be required by law (including but not limited to approval of certain extraordinary actions such as a consolidation, merger or share exchange involving the Company or its stock, a transfer of substantially all of the Company's assets or dissolution of the Company) or otherwise may be considered desirable by the Board of Directors. Shares of the Company are generally voted in the aggregate, without regard to class or series, except when (i) applicable law requires the shares to be voted by separate class or series or (ii) the matter being voted on affects one or more classes or series and not all others, in which case only the affected classes or series are entitled to vote on the matter.

     The Articles of Incorporation, together with the Bylaws, empower the Board of Directors, among other things, to (1) increase or decrease the total number of shares of capital stock or the number of shares of capital stock of any class or series that the Company has authority to issue without any action of the shareholders, (2) subject to certain limitations imposed by the Articles of Incorporation and applicable law, classify and reclassify any authorized but unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the capital stock, (3) declare or not declare dividends and distributions in its sole discretion, provided there are sufficient lawfully available assets therefor, (4) grant preemptive or other similar preferential rights to any holder or holders of shares of capital stock or class or series of the Company, (5) establish the basis or method for determining the net asset value of the assets of any series or any share of capital stock of each series and class for any purpose and (6) change any provision of the Bylaws.


     Under Maryland law, the board of directors of a Maryland corporation are not authorized to remove any director for any reason unless the corporation's charter provides otherwise. The Company's Articles of Incorporation currently reserve such removal power to the shareholders while the Trust would permit the removal of a trustee with or without cause by action of two-thirds of the other trustees.



     The Declaration of Trust provides that a majority of the votes attributable to the outstanding Shares voting on that matter shall constitute a quorum; the Articles of Incorporation require the presence of holders of one-third of the Shares voting at the Meeting to establish a quorum for a meeting.



     Liability of Directors and Trustees. The Declaration of Trust provides that the Trustees shall not be liable to any person other than the Trust or a shareholder and that a Trustee shall not be liable for any act as a Trustee; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Articles of Incorporation provide that its Directors shall not be liable to the Company or its shareholders for money damages and the Company shall indemnify its directors to the full extent required or permitted by the laws of Maryland, but neither of those protections extends to any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Maryland law does, however, provide that in addition to any other liability imposed by law, directors of a Maryland corporation may be liable to the corporation (1) for voting or assenting to the declaration of any dividend or other distribution of assets to shareholders which is contrary to Maryland law, (2) for voting or assenting to certain distributions of assets to shareholders during liquidation of the corporation and (3) for voting or assenting to a repurchase of shares of the corporation in violation of Maryland law.


     Subject to certain conditions, the Trust's Declaration of Trust requires the Trust to indemnify each of its Trustees and officers against all liabilities and expenses incurred by them in connection with any action or proceeding in which they are involved or threatened to be involved by reason of being a trustee or officer, as the case may be. However, the Trust's indemnification obligation does not extend to instances where such trustee or officer is liable as a result of his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involving the Trust. With respect to the Company's indemnification obligations to its directors, Maryland law permits the Company to indemnify a director against certain expenses and to advance money for such expenses in the event of any litigation against the director, but only if he demonstrates that he acted in good faith and reasonably believed that his conduct was in the best interests of the corporation.


     Rights of Inspection. The Articles of Incorporation of the Campany provide that, except to the extent otherwise provided by statute or the Bylaws, the Board of Directors has sole discretion to determine the inspection rights of the Company's shareholders with respect to its books, accounts and documents. Maryland law provides that persons who have been shareholders of record for six months or more and who own at least five percent of the shares of the outstanding stock of any class of corporation may inspect the books of account and stock ledger of the corporation. The Bylaws currently do not contain any provisions governing such inspection rights. Trust shareholders shall have the right to inspect the records of the Trust to the same extent as is permitted stockholders of a for-profit corporation organized under the laws of the State of Ohio. Ohio law provides that any shareholder of a corporation, upon written demand stating the specific purpose thereof, has the right to examine the books and records of account of the corporation at any reasonable time and for any reasonable and proper purpose.

EXPENSES

     The expenses of the Conversion will be borne pro-rata by each current Portfolio.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

     Certain fundamental investment restrictions of each current Portfolio, which prohibit that current Portfolio from acquiring more than a stated percentage of ownership of another company, might be construed as restricting that current Portfolio's ability to carry out the Conversion. By approving the Plan of Conversion, current Portfolio shareholders will be agreeing to waive, only for the purpose of the Conversion, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

TAX CONSEQUENCES OF THE CONVERSION

     As a condition to the Conversion, the Company and the Trust will each receive an opinion from its counsel, Baker & Hostetler LLP, that no gain or loss will be recognized for federal income tax purposes by each current Portfolio, the Company or the current Portfolio shareholders upon (1) the transfer of that current Portfolio's assets in exchange solely for the successor Portfolio shares and the assumption by the Trust on behalf of the successor Portfolio of that current Portfolio's liabilities or (2) the distribution of successor Portfolio shares to the current Portfolio shareholders in liquidation of their current Portfolio shares. The opinion further provides, among other things, that (a) the basis for tax purposes of the successor Portfolio shares to be received by each current Portfolio shareholder will be the same as that of his or her current Portfolio shares; and (b) each current Portfolio shareholder's holding period for his or her successor Portfolio shares will include the current Portfolio shareholder's holding period for the current Portfolio shareholder's current Portfolio shares, provided that said current Portfolio shares were held as capital assets on the date of the exchange.

REQUIRED VOTE


     The Directors recommend that current Portfolio shareholders vote FOR the approval of the Plan of Conversion described above. Such a vote encompasses approval of the conversion of each current Portfolio to a separate series of the Trust; each current Portfolio shall vote separately. The Company may proceed with the conversion of current Portfolios only if shareholders of each current Portfolio vote for the conversion of that current Portfolio. A vote FOR further encompasses temporary waiver of certain investment limitations of each current Portfolio to permit the Conversion (see "TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS" above); authorization of the Company, as sole shareholder of the Trust, to elect as Trustees of the Trust the persons who then currently serve as Directors of the Company (see PROPOSAL 1 above), to approve or disapprove the selection of the independent accountants described above under PROPOSAL 2 above and to approve (i) an Investment Advisory Agreement for each successor Portfolio with Provident, and (ii) a Sub-Investment Advisory Agreement between DRZ and Provident with respect to the Income Equity Fund only.


     The affirmative vote of the holders of a majority of the outstanding voting securities of each current Portfolio entitled to vote at the Meeting is required for approval of the Plan of Conversion with respect to that current Portfolio. If the Plan of Conversion is not approved by each current Portfolio, the current Portfolios will continue to operate as separate series of the Company.

                   FURTHER INFORMATION REGARDING THE COMPANY


ADVISER, CUSTODIAN, FUND ACCOUNTANT AND TRANSFER AGENT



     As discussed above, Provident, an Ohio banking corporation, One East Fourth Street, Cincinnati, Ohio 45202, serves as the investment adviser to each current Portfolio. In addition, Provident provides custody, fund accounting and transfer agency services to each current Portfolio. For the fiscal year ended December 31, 1996, the current Portfolios, except the Large Company Fund, incurred the following fees for such services:



                       INVESTMENT ADVISORY     CUSTODY AND FUND     TRANSFER AGENCY
 CURRENT PORTFOLIO            FEES             ACCOUNTING FEES           FEES
-------------------    -------------------     ----------------     ---------------
Money Market                $ 259,214              $ 86,401             $79,137
Income                        143,483                35,870              38,891
Ohio Tax-Free                  56,870                15,923              26,007
Balanced                      183,256                30,516              44,600
Income Equity                 688,484               108,638              58,165
Stock Appreciation            294,183                55,160              38,988



     The Large Company Fund incurred no fees for such services during the past fiscal year since it had not yet commenced operations.


DISTRIBUTOR AND ADMINISTRATOR

     BISYS serves as the principal underwriter of Shares of the current Portfolios pursuant to a Distribution Agreement with the Company. In its capacity as principal underwriter, BISYS is available to receive purchase orders and redemption requests relating to Shares of the current Portfolios. BISYS also serves as administrator of each current Portfolio pursuant to an Administration Agreement with the Company. BISYS' address is 3435 Stelzer Road, Columbus, Ohio 43219.

     The sole general partner of BISYS is BISYS Fund Services, Inc. and its sole limited partner is WC Subsidiary Corporation, each of whose address is 150 Clove Road, Little Falls, New Jersey 07424. BISYS Fund Services, Inc. and WC Subsidiary Corporation are both wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly held corporation.


     BISYS receives no compensation under its Distribution Agreement with the Company, but may retain some or all of any sales charge imposed upon the sale of Shares and may receive compensation under the Investor A and Investor B Distribution and Shareholder Service Plans adopted by each current Portfolio (collectively, the "Plans"). Pursuant to the Plans, a current Portfolio may bear some of the costs of selling its Shares under a Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the current Portfolio is authorized to pay BISYS for payments it makes to banks, including Provident, other institutions and broker-dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance. Payments to such institutions may be made pursuant to agreements entered into with BISYS. As authorized by the Plans, BISYS has entered into a Dealer Agreement with Provident Securities & Investment Company, an affiliate of Provident ("PSI"), to provide certain distribution and shareholder services in connection with the distribution of the Shares of the current Portfolios. In consideration of such services BISYS has agreed to pay PSI a monthly fee, computed at the annual rate of (i) .25% of the average aggregate net asset value of Investor A shares and (ii) .75% of the average aggregate net asset value of Investor B shares, held during the period in accounts for which PSI provided services under such Dealer Agreement. BISYS is compensated by the Company in an amount equal to its payments to PSI under the Dealer Agreement. For the fiscal year ended December 31, 1996, PSI received from BISYS, with respect to Investor A shares of the Company, $16,891, and, with respect to the Company's Investor B shares, $120,364, pursuant to the terms of the Dealer Agreement.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES


     The following table sets forth certain information as of June 6, 1997, for the Money Market Fund, the Income Fund, the Ohio Tax-Free Fund, the Balanced Fund, the Income Equity Fund, the Large Company Fund, and the Stock Appreciation Fund, with respect to each person or group known by the Company to be the beneficial owner of more than 5% of any class of the Company's outstanding voting securities:



                                                                     AMOUNT AND
                                     NAME AND ADDRESS OF           NATURE OF THE        PERCENT
        TITLE OF CLASS                 BENEFICIAL OWNER         BENEFICIAL OWNERSHIP    OF CLASS
------------------------------  ------------------------------  --------------------   ----------
Investor A Shares of            The Provident Bank                     116,232,151        70.43%
the Money Market Fund           P.O. Box 691198
                                Cincinnati, OH 45269-1198

Investor A Shares of            The Provident Bank                       2,515,060        47.48%
the Income Fund                 1 East Fourth Street
                                Cincinnati, OH 45202

                                The Provident Bank                         368,619         6.96%
                                Trust Department
                                Employee Benefit Plan
                                P.O. Box 691198
                                Cincinnati, OH 45269-1198

                                The Provident Bank                       1,969,983(1)     37.19%
                                Trust Department
                                P.O. Box 691198
                                Cincinnati, OH 45269-1198

                                Provident Bank TTEE FBO                    356,641         6.73%
                                Provident Bancorp 401(k)
                                Equity
                                P.O. Box 691198
                                Cincinnati, OH 45269-1198

Investor B Shares of            The Fifth Third Bank Trustee                24,750        17.73%
the Income Fund                 FBO Cincinnati
                                Institute of Fine Arts
                                P.O. Box 630074
                                Cincinnati, OH 45263

Investor A Shares of            The Provident Bank Trust                   731,219(1)     98.32%
the Ohio Tax-Free Bond Fund     Department
                                P.O. Box 691198
                                Cincinnati, OH 45269-1198

Investor A Shares of            The Provident Bank                         111,190        14.08%
the Balanced Fund               Trust Department
                                Employee Benefit Plan
                                P.O. Box 691198
                                Cincinnati, OH 45269-1198

                                Provident Bank TTEE                        178,907(1)     22.66%
                                FBO Provident Bancorp
                                401(k) Equity
                                P.O. Box 691198
                                Cincinnati, OH 45269-1198

                                                                     AMOUNT AND
                                     NAME AND ADDRESS OF           NATURE OF THE        PERCENT
        TITLE OF CLASS                 BENEFICIAL OWNER         BENEFICIAL OWNERSHIP    OF CLASS
------------------------------  ------------------------------  --------------------   ----------
Investor A Shares               The Chase Manhattan Bank                 2,573,817        42.20%
of the Income Equity Fund       as Trustee for
                                The General Cable Corporation
                                4 Tesseneer Drive
                                Highland Heights, KY 41076
                                Provident Bank TTEE FBO                    467,114         7.66%
                                Provident Bancorp 401(k)
                                Equity
                                P.O. Box 691198
                                Cincinnati, OH 45269-1198
                                The Provident Bank                         402,754         6.60%
                                Trust Department
                                Employee Benefit Plan
                                P.O. Box 691198
                                Cincinnati, OH 45269-1198
Investor A Shares               The Provident Bank Trust                 2,566,944(1)     99.22%
of the Large Company Fund       Department
                                P. O. Box 691198
                                Cincinnati, OH 45269-1198


---------------

(1) The designated beneficial owner possesses on behalf of its underlying accounts voting or investment power with respect to these shares.


     As of June 6, 1997, the Directors and officers of the Company as a group owned beneficially fewer than 1% of the outstanding Shares of the Company or of any of the current Portfolios.


                             SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at any future Meeting of Shareholders must be received by the Company at its principal office a reasonable time before the Company's solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the Company's Proxy Statement and form or forms of Proxy relating to such meeting.

                             ADDITIONAL INFORMATION

     With respect to the actions to be taken by the shareholders of the Company on the matters described in this Proxy Statement, (i) the presence in person or by proxy of shareholders entitled to cast one-third of the shares of capital stock of the Company entitled to be cast at the Meeting on a particular matter shall constitute a quorum for purposes of voting upon such matters at the Meeting, provided that no action required by law or the Company's Articles of Incorporation to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (ii) abstentions and broker non-votes, as described below, shall be treated as votes present for purposes of determining whether a quorum exists, and for purposes of determining whether an issue has been approved, abstentions and broker non-votes are treated as against votes. As used above, broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such Shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner. The Company will bear all costs in connection with the solicitation of proxies from shareholders of the current Portfolios.

                                            By Order of the Directors


                                            C. David Bunstine, Secretary


June 18, 1997

                                                                       EXHIBIT A

              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

     Agreement and Plan of Reorganization and Liquidation ("Agreement") dated as of March 21, 1997, by and between The Riverfront Funds, Inc., a Maryland corporation ("Company") and The Riverfront Funds, an Ohio business trust ("Trust")

     WHEREAS, Company is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end investment company of the management type and has issued and outstanding shares of capital stock, par value $.001, of the following seven series: The Riverfront U.S. Government Securities Money Market Fund ("Company Money Market Fund"), The Riverfront U.S. Government Income Fund ("Company Government Income Fund"), The Riverfront Income Equity Fund ("Company Income Equity Fund"), The Riverfront Ohio Tax-Free Bond Fund ("Company Tax-Free Bond Fund"), The Riverfront Balanced Fund ("Company Balanced Fund"), The Riverfront Stock Appreciation Fund ("Company Stock Appreciation Fund") and The Riverfront Large Company Select Fund ("Company Large Company Select Fund," and, together with each of the Company's other six series described above, the "Acquired Series"); and

     WHEREAS, On or before the Exchange Date (as defined below) Trust is expected to become registered under the 1940 Act as an open-end investment company of the management type, and is expected to have issued and outstanding a nominal number of shares of beneficial interest, without par value, of the following seven series: The Riverfront U.S. Government Securities Money Market Fund ("Trust Money Market Fund"), The Riverfront U.S. Government Income Fund ("Trust Government Income Fund"), The Riverfront Income Equity Fund ("Trust Income Equity Fund"), The Riverfront Ohio Tax-Free Bond Fund ("Trust Tax-Free Bond Fund"), The Riverfront Balanced Fund ("Trust Balanced Fund"), The Riverfront Small Company Select Fund ("Trust Small Company Select Fund") and The Riverfront Large Company Select Fund ("Trust Large Company Select Fund," and, together with each of the Trust's other six series described above, the "Acquiring Series"); and

     WHEREAS, Each of the Company and the Trust has authorized the issuance of two classes of shares, Investor A Shares and Investor B Shares, each series of Company other than Company Money Market Fund has issued and outstanding both Investor A Shares and Investor B Shares, each series of Trust other than Trust Money Market Fund, on or before the Valuation Time (as defined below), is expected to have issued and outstanding a nominal number of both Investor A Shares and Investor B Shares, Company Money Market Fund has issued and outstanding Investor A Shares only, and Trust Money Market Fund, on or before the Valuation Time (as defined below), is expected to have issued and outstanding a nominal number of Investor A Shares only; and

     WHEREAS, Each of the Acquired Series plans to transfer all assets belonging to such series, and to assign all of the liabilities belonging to such series, to the corresponding Acquiring Series, in exchange for Investor A Shares and Investor B Shares (Investor A Shares only in the case of Trust Money Market
Fund) of the corresponding Acquiring Series ("Acquiring Series Shares"), followed by the constructive distribution of the Acquiring Series Shares by each Acquired Series to the shareholders of the Acquired Series in connection with the dissolution of the Company and the Acquired Series, all upon the terms and provisions of this Agreement (individually and together, the "Reorganization"); and

     WHEREAS, The Acquired Series and the Acquiring Series correspond to one another as follows: Company Money Market Fund corresponds to Trust Money Market Fund, Company Government Income Fund corresponds to Trust Government Income Fund, Company Income Equity Fund corresponds to Trust Income Equity Fund, Company Tax-Free Bond Fund corresponds to Trust Tax-Free Bond Fund, Company Balanced Fund corresponds to Trust Balanced Fund, Company Stock Appreciation Fund corresponds to Trust Small Company Select Fund and Company Large Company Select Fund corresponds to Trust Large Company Select Fund; and

     WHEREAS, This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code") for each Acquired Series and its corresponding Acquiring Series; and

     WHEREAS, The Board of Directors of the Company has determined that the Reorganization is in the best interests of Company, and that the interests of its shareholders will not be diluted as a result thereof; and

     WHEREAS, The Trustee of the Trust has determined that the Reorganization is in the best interests of the Trust and that the interests of its shareholders will not be diluted as a result thereof;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto covenant and agree as follows:

     1. Plan of Reorganization and Liquidation

          (a) Sale of Assets, Assumption of Liabilities. Subject to the prior approval of shareholders of Company and to the other terms and conditions contained herein (including the condition that each Acquired Series shall distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 9(h) herein), Company agrees to assign, convey, transfer and deliver to the Acquiring Series, and the Acquiring Series agree to acquire from Company on the Exchange Date (as defined below), all of the Investments (as defined below), cash and other assets of Company in exchange for that number of full and fractional Acquiring Series Shares of the Acquiring Series having an aggregate net asset value equal to the value of all assets of Company transferred to the Acquiring Series, as provided in Section 4, less the liabilities of Company assumed by the Acquiring Series.

          (b) Assets Acquired. The assets to be acquired by the Acquiring Series from Company shall consist of all of Company's property, including, without limitation, all Investments (as defined below), cash and dividends or interest receivables which are owned by Company and any deferred or prepaid expenses shown as an asset on the books of Company as of the Valuation Time described in Section 4.

          (c) Liabilities Assumed. Prior to the Exchange Date Company will endeavor to discharge or cause to be discharged, or make provision for the payment of, all of its known liabilities and obligations. The Acquiring Series shall assume all liabilities, expenses, costs, charges and reserves of Company, contingent or otherwise, including liabilities reflected in the unaudited statement of assets and liabilities of Company as of the Valuation Time, prepared by or on behalf of Company in accordance with generally accepted accounting principles consistently applied from and after December 31, 1996, and including all liabilities of the Company under its registration statement on Form N-1A filed with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended ("1933 Act").

          (d) Matters Regarding Trust. To the extent deemed necessary and appropriate, immediately upon delivery to the Company of the Acquiring Series Shares, the Company, as the then sole shareholder of the Trust, shall (1) elect as trustees of the Trust the persons then serving as directors of the Company, and (2) approve or disapprove (i) a separate Investment Advisory Agreement between the Trust and The Provident Bank ("Provident") with respect to each of the Acquiring Series, (ii) a separate Sub-Investment Advisory Agreement between Provident and DePrince, Race & Zollo, Inc. with respect to the Trust Income Equity Fund, (iii) the independent accountants who currently serve in that capacity for the Company, and (iv) such other matters as deemed necessary and appropriate, voting in the same manner as the shareholders of the Acquired Series have voted in connection with the Agreement.

          (e) Liquidation and Dissolution. Upon consummation of the transactions described in Section 1(a), 1(b), 1(c) and 1(d) above, Company shall constructively distribute in complete liquidation to its shareholders of record as of the Exchange Date the Acquiring Series Shares received by it, each Company shareholder of record being entitled constructively to receive that number and class of Acquiring Series Shares equal to the proportion which the number and class of shares of capital stock, par value $.001, of Company held by such shareholder bears to the total number and class of such shares of Company outstanding on such date, and shall take such further action as may be required, necessary or appropriate under Company's Articles of Incorporation, Maryland law and the Code to effect the complete liquidation and dissolution of Company. Company will fulfill all reporting requirements under the 1940 Act, both before and after the Reorganization.

     2. Representations, Warranties and Agreements of Company. Company represents and warrants to and agrees with Trust and the Acquiring Series that:

          (a) Company is a corporation validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

          (b) Company is registered under the 1940 Act as an open-end investment company of the management type, and such registration has not been revoked or rescinded and is in full force and effect. Company has elected to qualify and has qualified, or intends to elect and qualify, each of the Acquired Series as a regulated investment company under Part I of Subchapter M of the Code as of and since its first taxable year, and each such Acquired Series qualifies, or intends to elect and qualify, and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation. Each Acquired Series has been a regulated investment company under such sections of the Code, or intends to elect and qualify, at all times since its inception.

          (c) The statements of assets and liabilities, including the schedules of portfolio investments as of December 31, 1996, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the two years in the period then ended, for Company, such statements (for periods after December 31, 1994) having been audited by Ernst & Young LLP, independent auditors of Company, have been furnished to Trust. Such statements of assets and liabilities fairly present the financial position of Company as of such date and such statements of operations and changes in net assets fairly reflect the results of operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles, and there are no known material liabilities of Company as of such dates which are not disclosed therein.

          (d) The Prospectus of Company dated January 2, 1997 (the "Company Prospectus") and its related Statement of Additional Information dated January 2, 1997, in the forms filed under the 1933 Act with the Commission and previously furnished to Trust, did not as of their date and do not as of the date hereof contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) Except as may have been previously disclosed to Trust, there are no material legal, administrative or other proceedings pending or, to the knowledge of Company, threatened against Company.

          (f) There are no material contracts outstanding to which Company is a party, other than as disclosed in the Company Prospectus and the corresponding Statement of Additional Information, and there are no such contracts or commitments (other than this Agreement) which will be terminated with liability to Company on or prior to the Exchange Date.

          (g) Company has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statements of assets and liabilities at December 31, 1996 and those incurred in the ordinary course of Company's business as an investment company since that date.

          (h) As used in this Agreement, the term "Investments" shall mean Company's investments shown on the statements of assets and liabilities at December 31, 1996 referred to in Section 2(g) hereof, as supplemented with such changes as Company shall make after December 31, 1996 in the ordinary course of its business.

          (i) Company has filed or will file all federal and state tax returns which, to the knowledge of Company's officers, are required to be filed by Company and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Company. All tax liabilities of Company have been adequately provided for on its books, and no tax deficiency or liability of Company has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (j) As of both the Valuation Time and the Exchange Date and except for shareholder approval and otherwise as described in Section 2(1), Company will have full right, power and authority to assign, transfer and deliver the Investments and any other of its assets and liabilities to be transferred to Trust and the Acquiring Series pursuant to this Agreement. On the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Trust and the Acquiring Series will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of Company and, except as described in
     Section 2(k), without any restrictions upon the transfer thereof.

          (k) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Company or Trust, except as previously disclosed to Trust by Company prior to the date hereof.

          (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Company of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, Securities Exchange Act of 1934, as amended (the "1934 Act"), or 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto
     Rico) or state corporation laws.

          (m) The Company will call a Special Meeting of Shareholders ("Special Meeting") to consider and act upon this Agreement, the Reorganization and related matters. In connection with such meeting, the Company will solicit proxies from its shareholders pursuant to proxy solicitation materials complying in all material respects with the 1934 Act and the Rules and Regulations of the Commission thereunder ("1934 Act Regulations") and the 1940 Act and the Rules and Regulations of the Commission thereunder ("1940 Act Regulations").

          (n) The Company will notify the Commission that the Trust will adopt and succeed to the Company's existing registration statement on Form N-1A (the "Registration Statement") under the 1933 Act with respect to the shares of the Acquired Series. At the time the adoption of such Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act and the Rules and Regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time Registration Statement becomes effective, at the time of the Special Meeting and on the Exchange Date (as defined below) the Company Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Company, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     3. Representations, Warranties and Agreements of Trust. Trust represents and warrants to and agrees with Company that:

          (a) Trust is a business trust validly existing under the laws of the State of Ohio and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

          (b) On the Exchange Date and upon adopting and succeeding to the Registration Statement the Trust will be registered under the 1940 Act as an open-end investment company of the management type. The Acquiring Series expect to qualify as regulated investment companies under Part I of Subchapter M of the Code.

          (c) The Acquiring Series will have no assets or liabilities as of the Valuation Time.

          (d) There are no material legal, administrative or other proceedings pending or, to the knowledge of Trust or its Acquiring Series, threatened against Trust or the Acquiring Series, which assert liability on the part of Trust or the Acquiring Series.

          (e) There are no material contracts outstanding to which Trust or the Acquiring Series is a party, other than this Agreement and material contracts disclosed in the Registration Statement.

          (f) The Trust and the Acquiring Series will file all federal and state tax returns which, to the knowledge of Trust's officers, are required to be filed by Trust and the Acquiring Series and will pay all federal and state taxes shown to be due on such returns or on any assessments received by Trust of the Acquiring Series.

          (g) No consent, approval, authorization or order of any governmental authority is required for the consummation by Trust or the Acquiring Series of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, 1940 Act, state securities or blue sky laws or state business trust laws.

          (h) As of both the Valuation Time and the Exchange Date and otherwise as described in Section 3(g), Trust and the Acquiring Series will have full right, power and authority to acquire the Investments and any other assets and assume the liabilities of Company to be transferred to the Acquiring Series pursuant to this Agreement.

          (i) In connection with the Reorganization, the Trust will adopt and succeed to the Registration Statement. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Special Meeting and on the Exchange Date (as defined below) the Company Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Company, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (j) The Trust has no plan or intention to issue additional Trust shares following the Reorganization except for shares issued in the ordinary course of the Trust's business as an open-end investment company; nor does the Trust have any plan or intention to redeem or otherwise reacquire any Trust shares issued to Company shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business. The Trust will actively continue the Company's business in the same manner that the Company conducted it immediately before the Reorganization and has no plan or intention to sell or otherwise dispose of any of the assets to be acquired by the Trust in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of each Acquiring Series as a regulated investment company under Subchapter M of the Code.

          (k) The Acquiring Series Shares to be issued by Trust have been duly authorized and when issued and delivered by Trust to Company pursuant to this Agreement will be legally and validly issued by Trust and will be fully paid and nonassessable, and no shareholder of Trust will have any preemptive right of subscription or purchase in respect thereof.

          (l) The issuance of Acquiring Series Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

          (m) Each Acquiring Series, upon filing of its first income tax return at the completion of its first taxable year, will elect to be a regulated investment company and until such time will take all steps necessary to ensure its qualification as a regulated investment company.

     4. Exchange Date; Valuation Time. On the Exchange Date, Trust will deliver to Company a number of Acquiring Series Shares having an aggregate net asset value equal to the value of the assets of Company acquired by the Acquiring Series, less the value of the liabilities of Company assumed, determined as hereafter provided in this Section 4.

          (a) The net assets of Company and each Acquired Series will be computed as of the Valuation Time, using the valuation procedures set forth in the Company Prospectus.

          (b) The net asset value of each of the Acquiring Series Shares will be determined to the nearest full cent as of the Valuation Time, and shall be set at the net asset value per share of the corresponding Acquired Series as of the Valuation Time.

          (c) The Valuation Time shall be 4:00 P.M., Eastern Standard Time, on June 27, 1997, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

          (d) The Acquiring Series shall issue its Acquiring Series Shares to Company on one share deposit receipt registered in the name of Company. Company shall constructively distribute in liquidation the Acquiring Series Shares received by it hereunder pro rata to its shareholders by redelivering such share deposit receipt to Trust's transfer agent, which will as soon as practicable make such modifications to the accounts for each Trust shareholder as may be necessary and appropriate.

          (e) The Acquiring Series shall assume all liabilities of Company, whether accrued or contingent, described in subsection 1(c) hereof in connection with the acquisition of assets and subsequent dissolution of Company or otherwise, except that recourse for assumed liabilities relating to an Acquired Series shall be limited to the corresponding Acquiring Series.

     5. Expenses, Fees, etc. Each of Company and Trust shall be responsible for its respective fees and expenses of the Reorganization. The Trust will be responsible for its organization costs. Company will be responsible for proxy solicitation and other costs associated with the Special Meeting.

     6. Exchange Date. Delivery of the assets of Company to be transferred, assumption of the liabilities of Company to be assumed, and the delivery of Acquiring Series Shares to be issued shall be made at the offices of the Company, 309 Vine Street, Cincinnati, Ohio at 9:00 A.M. on June 30, 1997, or at such other time, date, and location agreed to by Company and Trust, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

     7. Special Meeting of Shareholders; Dissolution.

          (a) Company agrees to call a Special Meeting of its shareholders as soon as is practicable for the purpose of considering the transfer of all of the assets of Company to, and the assumption of all of the liabilities of Company by, the Acquiring Series as herein provided, authorizing and approving this Agreement, and authorizing and approving the liquidation and dissolution of Company, and it shall be a condition to the obligations of each of the parties hereto that the holders of capital stock, par value $.001, of Company shall have approved this Agreement, and the transactions contemplated herein, including the liquidation and dissolution of Company, in the manner required by law and Company's Articles of Incorporation at such a meeting on or before the Valuation Time.

          (b) Company agrees that the liquidation and dissolution of Company will be effected in the manner provided in Company's Articles of Incorporation and in accordance with applicable law, and that it will not make any constructive distribution of any Acquiring Series Shares to the shareholders of Company without first paying or adequately providing for the payment of all of Company's known debts, obligations and liabilities.

          (c) Each of Company and Trust will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1934 Act and 1940 Act and the rules and regulations thereunder to be set forth in the proxy solicitation materials to be prepared by Company and utilized in connection with the Special Meeting.

     8. Conditions of Company's Obligations. The obligations of Company hereunder shall be subject to the following conditions:

          (a) This Agreement shall have been authorized and the transactions contemplated hereby, including the liquidation and dissolution of Company, shall have been approved by the directors and shareholders of Company in the manner required by law.

          (b) Trust shall have executed and delivered to Company an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Acquiring Series will assume all of the liabilities, expenses, costs, charges and reserves of Company, contingent or otherwise, including liabilities existing at the Valuation Time and described in Section 1(c) hereof in connection with the transactions contemplated by this Agreement; provided that recourse for assumed liabilities relating to an Acquired Series shall be limited to the corresponding Acquiring Series.

          (c) As of the Valuation Time and as of the Exchange Date, all representations and warranties of Trust made in this Agreement are true and correct in all material respects as if made at and as of such dates, Trust and the Acquiring Series have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to each of such dates, and Trust shall have furnished to Company a statement, dated the Exchange Date, signed by Trust's President (or any Vice President) and Treasurer (or other financial officer) certifying those facts as of such dates.

          (d) There shall not be any material litigation pending or overtly threatened with respect to the matters contemplated by this Agreement.

          (e) Company shall have received an opinion of Baker & Hostetler LLP, in form reasonably satisfactory to Company and dated the Exchange Date, to the effect that (i) Trust is a business trust validly existing under the laws of the State of Ohio, (ii) the Acquiring Series Shares to be delivered to Company as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Trust and no shareholder of Trust has any preemptive right to subscription or purchase in respect thereof, (iii) this Agreement has been duly authorized, executed and delivered by Trust, and assuming due authorization, execution and delivery of this Agreement by Company, is a valid and binding obligation of Trust enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust's Declaration of Trust or its By-Laws or any provision of any agreement known to such counsel to which Trust or the Acquiring Series is a party or by which it is bound, (v) to the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust or the Acquiring Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and 1940 Act and such as may be required under state securities or blue sky laws or as may be required under state business trust laws. In rendering such opinion Baker & Hostetler LLP may rely on certain reasonable assumptions and certifications of fact received from Company, Trust and certain of its shareholders.

          (f) Company shall have received an opinion of Baker & Hostetler LLP addressed to Company, Trust and each Acquiring Series and in a form reasonably satisfactory to Company dated the Exchange Date, with respect to the matters specified in Section 9(e) of this Agreement. In rendering such opinion Baker & Hostetler LLP may rely on certain reasonable assumptions and certifications of fact received from Company, Trust and certain of its shareholders.

          (g) All necessary proceedings taken by Trust in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to Company and Baker & Hostetler LLP.

          (h) The Registration Statement shall have become effective under the 1933 Act and applicable Blue Sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Company, contemplated by the Commission or any state regulatory authority.

          (i) Trust and Company shall have received from the Commission, if necessary, a written order of exemption, satisfactory in form and substance to Trust and Company, exempting the Reorganization from the provisions of
     Section 17(a) of the 1940 Act.

          (j) The Trust shall have authorized and entered into service provider agreements, including an Investment Advisory Agreement and Distribution Agreement, and adopted Distribution and Shareholder

     Service Plans and Agreements, identical in all material respects to those entered into and adopted by the Company.

          (k) The Trust shall have taken all necessary action so that it shall be a registered open-end management investment company under the 1940 Act.

     9. Conditions of Trust's Obligations. The obligations of Trust and the Acquiring Series hereunder shall be subject to the following conditions:

          (a) This Agreement shall have been authorized and the transactions contemplated hereby, including the liquidation and dissolution of Company, shall have been approved by the directors and shareholders of Company in the manner required by law.

          (b) As of the Valuation Time and as of the Exchange Date, all representations and warranties of Company made in this Agreement are true and correct in all material respects as if made at and as of such dates, Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to each of such dates, and Company shall have furnished to Trust a statement, dated the Exchange Date, signed by Company's President (or any Vice President) and Treasurer (or other financial officer) certifying those facts as of such dates.

          (c) There shall not be any material litigation pending or overtly threatened with respect to the matters contemplated by this Agreement.

          (d) Trust shall have received an opinion of Baker & Hostetler LLP, in form reasonably satisfactory to Trust and dated the Exchange Date, to the effect that (i) Company is a corporation validly existing under the laws of the State of Maryland, (ii) this Agreement has been duly authorized, executed and delivered by Company and, assuming due authorization, execution and delivery of this Agreement by Trust, is a valid and binding obligation of Company, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles, (iii) Company has power to assign, convey, transfer and deliver the Investments and other assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Company will have duly assigned, conveyed, transferred and delivered such Investments and other assets to Trust, (iv) the execution and delivery of this Agreement did not and the consummation of the transactions contemplated hereby will not, violate Company's Articles of Incorporation or its By-Laws, as amended, or any provision of any agreement known to such counsel to which Company is a party or by which it is bound, and (v) to the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Company of the transactions contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and 1940 Act and such as may be required under state securities or blue sky laws or state corporation laws. In rendering such opinion, Baker & Hostetler LLP may rely upon certain reasonable and customary assumptions and certifications of fact received from Trust, Company and certain of its shareholders.

          (e) Trust shall have received an opinion of Baker & Hostetler LLP, addressed to Trust, each Acquiring Series and Company, in form reasonably satisfactory to Trust and dated the Exchange Date, to the effect that for Federal income tax purposes (i) the transfer of all or substantially all of Acquired Series' assets in exchange for the Acquiring Series Shares and the assumption by the Acquiring Series of liabilities of Acquired Series will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Acquiring Series and Acquired Series is a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by Acquired Series upon the transfer of the assets of the Acquiring Series in exchange for Acquiring Series Shares and the assumption by the Acquiring Series of the liabilities of Acquired Series or upon the constructive distribution of Acquiring Series Shares by Acquired Series to its shareholders in liquidation; (iii) no gain or loss will be recognized by the shareholders of Acquired Series upon the exchange of their shares for Acquiring Series Shares, (iv) the basis of the Acquiring Series Shares an Acquired Series shareholder receives in connection with the Reorganization will be the same as the basis of his or her shares exchanged therefor; (v) an Acquired Series shareholder's holding period for his or her Acquiring Series Shares will be determined by including the period for which he or she held Acquired Series shares exchanged therefor, provided that he or she held such shares as capital assets; (vi) no gain or loss will be recognized by the Acquiring Series upon the receipt of the assets of the corresponding Acquired Series in exchange for Acquiring Series Shares and the assumption by the Acquiring Series of the liabilities of the corresponding Acquired Series (vii) the basis in the hands of the Acquiring Series the assets of the corresponding Acquired Series transferred to the Acquiring Series will be the same as the basis of the assets in the hands of the corresponding Acquired Series immediately prior to the transfer and (viii) the Acquiring Series' holding periods of the assets of the corresponding Acquired Series will include the period for which such assets of the corresponding Acquired Series were held by the corresponding Acquired Series. In rendering such opinion, Baker & Hostetler LLP may rely upon certain reasonable and customary assumptions and certifications of fact received from Trust, Company, and certain of its shareholders.

          (f) The Registration Statement shall have become effective under the 1933 Act and applicable Blue Sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Trust, contemplated by the Commission or any state regulatory authority.

          (g) All necessary proceedings taken by Company in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to Trust and Baker & Hostetler LLP.

          (h) Prior to the Exchange Date, each Acquired Series shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for its taxable year ended December 31, 1996 and the short taxable year beginning on January 1, 1997 and ending on the Valuation Time (computed without regard to any deduction for dividends paid), and all of its net capital gain realized in its taxable year ended December 31, 1996 and the short taxable year beginning January 1, 1997 and ending on the Valuation Time (after reduction for any capital loss carryover).

          (i) Company shall have duly executed and delivered to Trust a bill of sale, assignment, certificate and other instruments of transfer ("Transfer Documents") as Trust may deem necessary or desirable to transfer all of Company's entire right, title and interest in and to the Investments and all other assets of Company to the Acquiring Series.

          (j) Trust and Company shall have received from the Commission, if necessary, a written order of exemption, satisfactory in form and substance to Trust and Company, exempting the Reorganization from the provisions of
     Section 17(a) of the 1940 Act.

          (k) The Trust shall have taken all necessary action so that it shall be a registered open-end management investment company under the 1940 Act.

     10. Termination. Trust and Company may, by mutual consent of their respective trustees or directors, terminate this Agreement, and Trust or Company, after consultation with counsel and by consent of their respective trustees or directors or an officer authorized by such trustees or directors, may, subject to Section 11 of this Agreement, waive any condition to their respective obligations hereunder.

     11. Sole Agreement; Governing Law; Amendments. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and shall be construed in accordance with and governed by the laws of the State of Ohio.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officer of Trust and Company; provided, however, that following the Special Meeting of Company's shareholders called by Company pursuant to Section 7 of this Agreement, no such amendment may have the effect of altering or changing the amount or kind of shares received by Company, or altering or changing to any material extent the amount or kind of liabilities assumed by Trust and the

Acquiring Series, or altering or changing any other terms and conditions of the Reorganization if any of the alterations or changes, alone or in the aggregate, would materially adversely affect Company's shareholders without their further approval.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                                          THE RIVERFRONT FUNDS, INC.

                                          By /s/ STEPHEN G. MINTOS
                                            ------------------------------------
                                            Stephen G. Mintos, President

                                          THE RIVERFRONT FUNDS

                                          By /s/ STEPHEN G. MINTOS
                                            ------------------------------------
                                            Stephen G. Mintos, President

THE RIVERFRONT FUNDS, INC.
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735


                          THE RIVERFRONT FUNDS, INC.

                  U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

     THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY.


     The undersigned hereby appoints Walter B. Grimm, C. David Bunstine and Charles L. Booth and each of them, with full power of substitution, proxies to vote & act with respect to all Shares of


U.S. GOVERNMENT SECURITIES MONEY MARKET FUND



(the "Fund"), a series of The Riverfront Funds, Inc. (the "Company"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Company to be held on Thursday, July 31, 1997, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 A.M., EDST, and at any and all adjournments thereof, on the following proposals and any other matters that may properly come before the Meeting.



     The Shares represented by this Proxy will be voted upon the proposals listed below in accordance with the instruction given by the Shareholder, but if no selections are made on the attached Proxy Card which has been properly executed and returned, this Proxy will be voted FOR the proposals, including the election of directors, and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.



     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated June 18, 1997, and the Proxy Statement attached thereto.


               Please mark, sign, date and return the proxy card
                     promptly using the enclosed envelope.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [ ]              RIVERF     KEEP THIS PORTION FOR YOUR RECORD
--------------------------------------------------------------------------------------------------------------------------
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY

--------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
NOTE:  Please sign legibly and exactly as name appears on this card.
                                                     Withhold
Vote on Directors                              For   Authority     For All   To withhold authority to vote for any one or more
                                               All    For All      Except:   nominees, but less than all nominees, write the
                                                                             nominees' names in the following space.

1.   Walter B. Grimm, J. Virgil Early,         [ ]     [ ]          [ ]      -----------------------------------------------
     William M. Higgins, and Harvey M. Salkin


Vote On Proposals                                                             For     Against    Abstain

2.   Ratification of the selection of Ernst & Young LLP, independent public   [ ]       [ ]       [ ]
     accountants, as auditors to be employed by the Company for the fiscal year ending December 31, 1997.

3.   Approval of an Agreement and Plan of Reorganization and Liquidation      [ ]       [ ]       [ ]
     providing for the conversion of the Fund from a separate series of a
     Maryland corporation to a separate series of an Ohio business trust.


     If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

|----------------------------------------|     |------------------------------|
|                                 |      |     |                        |     |
|                                 |      |     |                        |     |
|----------------------------------------|     |------------------------------|
Signature [PLEASE SIGN WITHIN BOX]  Date        Signature (Joint Owners) Date


--------------------------------------------------------------------------------

THE RIVERFRONT FUNDS, INC.
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735


                          THE RIVERFRONT FUNDS, INC.

                     U.S. GOVERNMENT INCOME FUND (INVESTOR A SHARES)

     THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY.


     The undersigned hereby appoints Walter B. Grimm, C. David Bunstine and Charles L. Booth and each of them, with full power of substitution, proxies to vote & act with respect to all Shares of


U.S. GOVERNMENT INCOME FUND (INVESTOR A SHARES)



(the "Fund"), a series of The Riverfront Funds, Inc. (the "Company"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Company to be held on Thursday, July 31, 1997, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 A.M., EDST, and at any and all adjournments thereof, on the following proposals and any other matters that may properly come before the Meeting.



     The Shares represented by this Proxy will be voted upon the proposals listed below in accordance with the instruction given by the Shareholder, but if no selections are made on the attached Proxy Card which has been properly executed and returned, this Proxy will be voted FOR the proposals, including the election of directors, and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.



     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated June 18, 1997, and the Proxy Statement attached thereto.


               Please mark, sign, date and return the proxy card
                     promptly using the enclosed envelope.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [ ]              RIVERF     KEEP THIS PORTION FOR YOUR RECORD
--------------------------------------------------------------------------------------------------------------------------
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY

--------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT INCOME FUND (INVESTOR A SHARES)
NOTE:  Please sign legibly and exactly as name appears on this card.
                                                     Withhold
Vote on Directors                              For   Authority     For All   To withhold authority to vote for any one or more
                                               All    For All      Except:   nominees, but less than all nominees, write the
                                                                             nominees' names in the following space.

1.   Walter B. Grimm, J. Virgil Early,         [ ]     [ ]          [ ]      -----------------------------------------------
     William M. Higgins, and Harvey M. Salkin


Vote On Proposals                                                             For     Against    Abstain

2.   Ratification of the selection of Ernst & Young LLP, independent public   [ ]       [ ]       [ ]
     accountants, as auditors to be employed by the Company for the fiscal year ending December 31, 1997.

3.   Approval of an Agreement and Plan of Reorganization and Liquidation      [ ]       [ ]       [ ]
     providing for the conversion of the Fund from a separate series of a
     Maryland corporation to a separate series of an Ohio business trust.


     If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

|----------------------------------------|    |------------------------------|
|                                 |      |    |                         |    |
|                                 |      |    |                         |    |
|----------------------------------------|    |------------------------------|
Signature [PLEASE SIGN WITHIN BOX]  Date        Signature (Joint Owners) Date


--------------------------------------------------------------------------------

THE RIVERFRONT FUNDS, INC.
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735


                          THE RIVERFRONT FUNDS, INC.

                     U.S. GOVERNMENT INCOME FUND (INVESTOR B SHARES)

     THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY.


     The undersigned hereby appoints Walter B. Grimm, C. David Bunstine and Charles L. Booth and each of them, with full power of substitution, proxies to vote & act with respect to all Shares of


U.S. GOVERNMENT INCOME FUND (INVESTOR B SHARES)



(the "Fund"), a series of The Riverfront Funds, Inc. (the "Company"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Company to be held on Thursday, July 31, 1997, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 A.M., EDST, and at any and all adjournments thereof, on the following proposals and any other matters that may properly come before the Meeting.



     The Shares represented by this Proxy will be voted upon the proposals listed below in accordance with the instruction given by the Shareholder, but if no selections are made on the attached Proxy Card which has been properly executed and returned, this Proxy will be voted FOR the proposals, including the election of directors, and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.



     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated June 18, 1997, and the Proxy Statement attached thereto.


               Please mark, sign, date and return the proxy card
                     promptly using the enclosed envelope.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [ ]              RIVERF     KEEP THIS PORTION FOR YOUR RECORD
--------------------------------------------------------------------------------------------------------------------------
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY

--------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT INCOME FUND (INVESTOR B SHARES)
NOTE:  Please sign legibly and exactly as name appears on this card.
                                                     Withhold
Vote on Directors                              For   Authority     For All   To withhold authority to vote for any one or more
                                               All    For All      Except:   nominees, but less than all nominees, write the
                                                                             nominees' names in the following space.

1.   Walter B. Grimm, J. Virgil Early,         [ ]     [ ]          [ ]      -----------------------------------------------
     William M. Higgins, and Harvey M. Salkin


Vote On Proposals                                                             For     Against    Abstain

2.   Ratification of the selection of Ernst & Young LLP, independent public   [ ]       [ ]       [ ]
     accountants, as auditors to be employed by the Company for the fiscal year ending December 31, 1997.

3.   Approval of an Agreement and Plan of Reorganization and Liquidation      [ ]       [ ]       [ ]
     providing for the conversion of the Fund from a separate series of a
     Maryland corporation to a separate series of an Ohio business trust.


     If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

|----------------------------------------|     |------------------------------|
|                                 |      |     |                        |     |
|                                 |      |     |                        |     |
|----------------------------------------|     |------------------------------|
Signature [PLEASE SIGN WITHIN BOX]  Date        Signature (Joint Owners) Date


--------------------------------------------------------------------------------

THE RIVERFRONT FUNDS, INC.
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735



                          THE RIVERFRONT FUNDS, INC.

                       OHIO TAX-FREE BOND FUND (INVESTOR A SHARES)

     THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY.


     The undersigned hereby appoints Walter B. Grimm, C. David Bunstine and Charles L. Booth and each of them, with full power of substitution, proxies to vote & act with respect to all Shares of


OHIO TAX-FREE BOND FUND (INVESTOR A SHARES)



(the "Fund"), a series of The Riverfront Funds, Inc. (the "Company"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Company to be held on Thursday, July 31, 1997, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 A.M., EDST, and at any and all adjournments thereof, on the following proposals and any other matters that may properly come before the Meeting.



        The Shares represented by this Proxy will be voted upon the proposals listed below in accordance with the instruction given by the Shareholder, but if no selections are made on the attached Proxy Card which has been properly executed and returned, this Proxy will be voted FOR the proposals, including the election of directors, and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.



     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated June 18, 1997, and the Proxy Statement attached thereto.

               Please mark, sign, date and return the proxy card
                     promptly using the enclosed envelope.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [ ]              RIVERF     KEEP THIS PORTION FOR YOUR RECORD
--------------------------------------------------------------------------------------------------------------------------
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY

--------------------------------------------------------------------------------------------------------------------------

OHIO TAX-FREE BOND FUND (INVESTOR A SHARES)
NOTE:  Please sign legibly and exactly as name appears on this card.
                                                     Withhold
Vote on Directors                              For   Authority     For All   To withhold authority to vote for any one or more
                                               All    For All      Except:   nominees, but less than all nominees, write the
                                                                             nominees' names in the following space.

1.   Walter B. Grimm, J. Virgil Early,         [ ]     [ ]          [ ]      -----------------------------------------------
     William M. Higgins, and Harvey M. Salkin


Vote On Proposals                                                             For     Against    Abstain

2.   Ratification of the selection of Ernst & Young LLP, independent public   [ ]       [ ]       [ ]
     accountants, as auditors to be employed by the Company for the fiscal year ending December 31, 1997.

3.   Approval of an Agreement and Plan of Reorganization and Liquidation      [ ]       [ ]       [ ]
     providing for the conversion of the Fund from a separate series of a
     Maryland corporation to a separate series of an Ohio business trust.


     If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

|----------------------------------------|     |------------------------------|
|                                 |      |     |                       |      |
|                                 |      |     |                       |      |
|----------------------------------------|     |------------------------------|
Signature [PLEASE SIGN WITHIN BOX]  Date        Signature (Joint Owners) Date


--------------------------------------------------------------------------------

THE RIVERFRONT FUNDS, INC.
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735



                          THE RIVERFRONT FUNDS, INC.

                       OHIO TAX-FREE BOND FUND (INVESTOR B SHARES)

     THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY.


     The undersigned hereby appoints Walter B. Grimm, C. David Bunstine and Charles L. Booth and each of them, with full power of substitution, proxies to vote & act with respect to all Shares of


OHIO TAX-FREE BOND FUND (INVESTOR B SHARES)



(the "Fund"), a series of The Riverfront Funds, Inc. (the "Company"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Company to be held on Thursday, July 31, 1997, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 A.M., EDST, and at any and all adjournments thereof, on the following proposals and any other matters that may properly come before the Meeting.



     The Shares represented by this Proxy will be voted upon the proposals listed below in accordance with the instruction given by the Shareholder, but if no selections are made on the attached Proxy Card, which has been properly executed and returned, this Proxy will be voted FOR the proposals, including the election of directors, and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.



     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated June 18, 1997, and the Proxy Statement attached thereto.

               Please mark, sign, date and return the proxy card
                     promptly using the enclosed envelope.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [ ]              RIVERF     KEEP THIS PORTION FOR YOUR RECORD
--------------------------------------------------------------------------------------------------------------------------
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY

--------------------------------------------------------------------------------------------------------------------------

OHIO TAX-FREE BOND FUND (INVESTOR B SHARES)
NOTE:  Please sign legibly and exactly as name appears on this card.
                                                     Withhold
Vote on Directors                              For   Authority     For All   To withhold authority to vote for any one or more
                                               All    For All      Except:   nominees, but less than all nominees, write the
                                                                             nominees' names in the following space.

1.   Walter B. Grimm, J. Virgil Early,         [ ]     [ ]          [ ]      -----------------------------------------------
     William M. Higgins, and Harvey M. Salkin


Vote On Proposals                                                             For     Against    Abstain

2.   Ratification of the selection of Ernst & Young LLP, independent public   [ ]       [ ]       [ ]
     accountants, as auditors to be employed by the Company for the fiscal year ending December 31, 1997.

3.   Approval of an Agreement and Plan of Reorganization and Liquidation      [ ]       [ ]       [ ]
     providing for the conversion of the Fund from a separate series of a
     Maryland corporation to a separate series of an Ohio business trust.


     If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

|----------------------------------------|     |------------------------------|
|                                 |      |     |                       |      |
|                                 |      |     |                       |      |
|----------------------------------------|     |------------------------------|
Signature [PLEASE SIGN WITHIN BOX]  Date        Signature (Joint Owners) Date


--------------------------------------------------------------------------------

THE RIVERFRONT FUNDS, INC.
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735



                           THE RIVERFRONT FUNDS, INC.

                            BALANCED FUND (INVESTOR A SHARES)

     THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY.


     The undersigned hereby appoints Walter B. Grimm, C. David Bunstine and Charles L. Booth and each of them, with full power of substitution, proxies to vote & act with respect to all Shares of


BALANCED FUND (INVESTOR A SHARES)



(the "Fund"), a series of The Riverfront Funds, Inc. (the "Company"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Company to be held on Thursday, July 31, 1997, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 A.M., EDST, and at any and all adjournments thereof, on the following proposals and any other matters that may properly come before the Meeting.


        The Shares represented by this Proxy will be voted upon the proposals listed below in accordance with the instruction given by the Shareholder, but if no selections are made on the attached Proxy Card, which has been properly executed and returned, this Proxy will be voted FOR the proposals, including the election of directors, and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.

        The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated June 18, 1997, and the Proxy Statement attached thereto.

               Please mark, sign, date and return the proxy card
                     promptly using the enclosed envelope.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [ ]              RIVERF     KEEP THIS PORTION FOR YOUR RECORD
--------------------------------------------------------------------------------------------------------------------------
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY

--------------------------------------------------------------------------------------------------------------------------

BALANCED FUND (INVESTOR A SHARES)
NOTE:  Please sign legibly and exactly as name appears on this card.
                                                     Withhold
Vote on Directors                              For   Authority     For All   To withhold authority to vote for any one or more
                                               All    For All      Except:   nominees, but less than all nominees, write the
                                                                             nominees' names in the following space.

1.   Walter B. Grimm, J. Virgil Early,         [ ]     [ ]          [ ]      -----------------------------------------------
     William M. Higgins, and Harvey M. Salkin


Vote On Proposals                                                             For     Against    Abstain

2.   Ratification of the selection of Ernst & Young LLP, independent public   [ ]       [ ]       [ ]
     accountants, as auditors to be employed by the Company for the fiscal year ending December 31, 1997.

3.   Approval of an Agreement and Plan of Reorganization and Liquidation      [ ]       [ ]       [ ]
     providing for the conversion of the Fund from a separate series of a
     Maryland corporation to a separate series of an Ohio business trust.


     If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

|----------------------------------------|     |------------------------------|
|                                 |      |     |                       |      |
|                                 |      |     |                       |      |
|----------------------------------------|     |------------------------------|
Signature [PLEASE SIGN WITHIN BOX]  Date        Signature (Joint Owners) Date


--------------------------------------------------------------------------------

THE RIVERFRONT FUNDS, INC.
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735



                           THE RIVERFRONT FUNDS, INC.

                            BALANCED FUND (INVESTOR B SHARES)

     THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY.


     The undersigned hereby appoints Walter B. Grimm, C. David Bunstine and Charles L. Booth and each of them, with full power of substitution, proxies to vote & act with respect to all Shares of


BALANCED FUND (INVESTOR B SHARES)



(the "Fund"), a series of The Riverfront Funds, Inc. (the "Company"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Company to be held on Thursday, July 31, 1997, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 A.M., EDST, and at any and all adjournments thereof, on the following proposals and any other matters that may properly come before the Meeting.


        The Shares represented by this Proxy will be voted upon the proposals listed below in accordance with the instruction given by the Shareholder, but if no selections are made on the attached Proxy Card, which has been properly executed and returned, this Proxy will be voted FOR the proposals, including the election of directors, and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.


        The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated June 18, 1997, and the Proxy Statement attached thereto.

               Please mark, sign, date and return the proxy card
                     promptly using the enclosed envelope.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [ ]              RIVERF     KEEP THIS PORTION FOR YOUR RECORD
--------------------------------------------------------------------------------------------------------------------------
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY

--------------------------------------------------------------------------------------------------------------------------

BALANCED FUND (INVESTOR B SHARES)
NOTE:  Please sign legibly and exactly as name appears on this card.
                                                     Withhold
Vote on Directors                              For   Authority     For All   To withhold authority to vote for any one or more
                                               All    For All      Except:   nominees, but less than all nominees, write the
                                                                             nominees' names in the following space.

1.   Walter B. Grimm, J. Virgil Early,         [ ]     [ ]          [ ]      -----------------------------------------------
     William M. Higgins, and Harvey M. Salkin


Vote On Proposals                                                             For     Against    Abstain

2.   Ratification of the selection of Ernst & Young LLP, independent public   [ ]       [ ]       [ ]
     accountants, as auditors to be employed by the Company for the fiscal year ending December 31, 1997.

3.   Approval of an Agreement and Plan of Reorganization and Liquidation      [ ]       [ ]       [ ]
     providing for the conversion of the Fund from a separate series of a
     Maryland corporation to a separate series of an Ohio business trust.


     If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

|----------------------------------------|     |------------------------------|
|                                 |      |     |                       |      |
|                                 |      |     |                       |      |
|----------------------------------------|     |------------------------------|
Signature [PLEASE SIGN WITHIN BOX]  Date        Signature (Joint Owners) Date


--------------------------------------------------------------------------------

THE RIVERFRONT FUNDS, INC.
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735



                           THE RIVERFRONT FUNDS, INC.

                         INCOME EQUITY FUND (INVESTOR A SHARES)

     THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY.


     The undersigned hereby appoints Walter B. Grimm, C. David Bunstine and Charles L. Booth and each of them, with full power of substitution, proxies to vote & act with respect to all Shares of


INCOME EQUITY FUND (INVESTOR A SHARES)



(the "Fund"), a series of The Riverfront Funds, Inc. (the "Company"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Company to be held on Thursday, July 31, 1997, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 A.M., EDST, and at any and all adjournments thereof, on the following proposals and any other matters that may properly come before the Meeting.



     The Shares represented by this Proxy will be voted upon the proposals listed below in accordance with the instruction given by the Shareholder, but if no selections are made on the attached Proxy Card, which has been properly executed and returned, this Proxy will be voted FOR the proposals, including the election of directors, and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.



     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated June 18, 1997, and the Proxy Statement attached thereto.

               Please mark, sign, date and return the proxy card
                     promptly using the enclosed envelope.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [ ]              RIVERF     KEEP THIS PORTION FOR YOUR RECORD
--------------------------------------------------------------------------------------------------------------------------
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY

--------------------------------------------------------------------------------------------------------------------------

INCOME EQUITY FUND (INVESTOR A SHARES)
NOTE:  Please sign legibly and exactly as name appears on this card.
                                                     Withhold
Vote on Directors                              For   Authority     For All   To withhold authority to vote for any one or more
                                               All    For All      Except:   nominees, but less than all nominees, write the
                                                                             nominees' names in the following space.

1.   Walter B. Grimm, J. Virgil Early,         [ ]     [ ]          [ ]      -----------------------------------------------
     William M. Higgins, and Harvey M. Salkin


Vote On Proposals                                                             For     Against    Abstain

2.   Ratification of the selection of Ernst & Young LLP, independent public   [ ]       [ ]       [ ]
     accountants, as auditors to be employed by the Company for the fiscal year ending December 31, 1997.

3.   Approval of an Agreement and Plan of Reorganization and Liquidation      [ ]       [ ]       [ ]
     providing for the conversion of the Fund from a separate series of a
     Maryland corporation to a separate series of an Ohio business trust.


     If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

|----------------------------------------|     |------------------------------|
|                                 |      |     |                       |      |
|                                 |      |     |                       |      |
|----------------------------------------|     |------------------------------|
Signature [PLEASE SIGN WITHIN BOX]  Date        Signature (Joint Owners) Date


--------------------------------------------------------------------------------

THE RIVERFRONT FUNDS, INC.
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735



                           THE RIVERFRONT FUNDS, INC.

                         INCOME EQUITY FUND (INVESTOR B SHARES)

     THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY.


     The undersigned hereby appoints Walter B. Grimm, C. David Bunstine and Charles L. Booth and each of them, with full power of substitution, proxies to vote & act with respect to all Shares of


INCOME EQUITY FUND (INVESTOR B SHARES)



(the "Fund"), a series of The Riverfront Funds, Inc. (the "Company"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Company to be held on Thursday, July 31, 1997, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 A.M., EDST, and at any and all adjournments thereof, on the following proposals and any other matters that may properly come before the Meeting.




     The Shares represented by this Proxy will be voted upon the proposals listed below in accordance with the instruction given by the Shareholder, but if no selections are made on the attached Proxy Card, which has been properly executed and returned, this Proxy will be voted FOR the proposals, including the election of directors, and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.



     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated June 18, 1997, and the Proxy Statement attached thereto.

               Please mark, sign, date and return the proxy card
                     promptly using the enclosed envelope.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [ ]              RIVERF     KEEP THIS PORTION FOR YOUR RECORD
--------------------------------------------------------------------------------------------------------------------------
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY

--------------------------------------------------------------------------------------------------------------------------

INCOME EQUITY FUND (INVESTOR B SHARES)
NOTE:  Please sign legibly and exactly as name appears on this card.
                                                     Withhold
Vote on Directors                              For   Authority     For All   To withhold authority to vote for any one or more
                                               All    For All      Except:   nominees, but less than all nominees, write the
                                                                             nominees' names in the following space.

1.   Walter B. Grimm, J. Virgil Early,         [ ]     [ ]          [ ]      -----------------------------------------------
     William M. Higgins, and Harvey M. Salkin


Vote On Proposals                                                             For     Against    Abstain

2.   Ratification of the selection of Ernst & Young LLP, independent public   [ ]       [ ]       [ ]
     accountants, as auditors to be employed by the Company for the fiscal year ending December 31, 1997.

3.   Approval of an Agreement and Plan of Reorganization and Liquidation      [ ]       [ ]       [ ]
     providing for the conversion of the Fund from a separate series of a
     Maryland corporation to a separate series of an Ohio business trust.


     If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

|----------------------------------------|     |------------------------------|
|                                 |      |     |                       |      |
|                                 |      |     |                       |      |
|----------------------------------------|     |------------------------------|
Signature [PLEASE SIGN WITHIN BOX]  Date        Signature (Joint Owners) Date


--------------------------------------------------------------------------------

THE RIVERFRONT FUNDS, INC.
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735



                          THE RIVERFRONT FUNDS, INC.

                      LARGE COMPANY SELECT FUND (INVESTOR A SHARES)

     THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY.


     The undersigned hereby appoints Walter B. Grimm, C. David Bunstine and Charles L. Booth and each of them, with full power of substitution, proxies to vote & act with respect to all Shares of


LARGE COMPANY SELECT FUND (INVESTOR A SHARES)



(the "Fund"), a series of The Riverfront Funds, Inc. (the "Company"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Company to be held on Thursday, July 31, 1997, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 A.M., EDST, and at any and all adjournments thereof, on the following proposals and any other matters that may properly come before the Meeting.



     The Shares represented by this Proxy will be voted upon the proposals listed below in accordance with the instruction given by the Shareholder, but if no selections are made on the attached Proxy Card, which has been properly executed and returned, this Proxy will be voted FOR the proposals, including the election of directors, and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.



     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated June 18, 1997, and the Proxy Statement attached thereto.


               Please mark, sign, date and return the proxy card
                     promptly using the enclosed envelope.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [ ]              RIVERF     KEEP THIS PORTION FOR YOUR RECORD
--------------------------------------------------------------------------------------------------------------------------
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY

--------------------------------------------------------------------------------------------------------------------------

LARGE COMPANY SELECT FUND (INVESTOR A SHARES)
NOTE:  Please sign legibly and exactly as name appears on this card.
                                                     Withhold
Vote on Directors                              For   Authority     For All   To withhold authority to vote for any one or more
                                               All    For All      Except:   nominees, but less than all nominees, write the
                                                                             nominees' names in the following space.

1.   Walter B. Grimm, J. Virgil Early,         [ ]     [ ]          [ ]      -----------------------------------------------
     William M. Higgins, and Harvey M. Salkin


Vote On Proposals                                                             For     Against    Abstain

2.   Ratification of the selection of Ernst & Young LLP, independent public   [ ]       [ ]       [ ]
     accountants, as auditors to be employed by the Company for the fiscal year ending December 31, 1997.

3.   Approval of an Agreement and Plan of Reorganization and Liquidation      [ ]       [ ]       [ ]
     providing for the conversion of the Fund from a separate series of a
     Maryland corporation to a separate series of an Ohio business trust.


     If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

|----------------------------------------|     |------------------------------|
|                                 |      |     |                       |      |
|                                 |      |     |                       |      |
|----------------------------------------|     |------------------------------|
Signature [PLEASE SIGN WITHIN BOX]  Date        Signature (Joint Owners) Date


--------------------------------------------------------------------------------

THE RIVERFRONT FUNDS, INC.
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735



                          THE RIVERFRONT FUNDS, INC.

                      LARGE COMPANY SELECT FUND (INVESTOR B SHARES)

     THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY.


     The undersigned hereby appoints Walter B. Grimm, C. David Bunstine and Charles L. Booth and each of them, with full power of substitution, proxies to vote & act with respect to all Shares of


LARGE COMPANY SELECT FUND (INVESTOR B SHARES)



(the "Fund"), a series of The Riverfront Funds, Inc. (the "Company"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Company to be held on Thursday, July 31, 1997, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 A.M., EDST, and at any and all adjournments thereof, on the following proposals and any other matters that may properly come before the Meeting.



     The Shares represented by this Proxy will be voted upon the proposals listed below in accordance with the instruction given by the Shareholder, but if no selections are made on the attached Proxy Card, which has been properly executed and returned, this Proxy will be voted FOR the proposals, including the election of directors, and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.


        The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated June 18, 1997, and the Proxy Statement attached thereto.


               Please mark, sign, date and return the proxy card
                     promptly using the enclosed envelope.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [ ]              RIVERF     KEEP THIS PORTION FOR YOUR RECORD
--------------------------------------------------------------------------------------------------------------------------
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY

--------------------------------------------------------------------------------------------------------------------------

LARGE COMPANY SELECT FUND (INVESTOR B SHARES)
NOTE:  Please sign legibly and exactly as name appears on this card.
                                                     Withhold
Vote on Directors                              For   Authority     For All   To withhold authority to vote for any one or more
                                               All    For All      Except:   nominees, but less than all nominees, write the
                                                                             nominees' names in the following space.

1.   Walter B. Grimm, J. Virgil Early,         [ ]     [ ]          [ ]      -----------------------------------------------
     William M. Higgins, and Harvey M. Salkin


Vote On Proposals                                                             For     Against    Abstain

2.   Ratification of the selection of Ernst & Young LLP, independent public   [ ]       [ ]       [ ]
     accountants, as auditors to be employed by the Company for the fiscal year ending December 31, 1997.

3.   Approval of an Agreement and Plan of Reorganization and Liquidation      [ ]       [ ]       [ ]
     providing for the conversion of the Fund from a separate series of a
     Maryland corporation to a separate series of an Ohio business trust.


     If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

|----------------------------------------|     |------------------------------|
|                                 |      |     |                       |      |
|                                 |      |     |                       |      |
|----------------------------------------|     |------------------------------|
Signature [PLEASE SIGN WITHIN BOX]  Date        Signature (Joint Owners) Date


--------------------------------------------------------------------------------

THE RIVERFRONT FUNDS, INC.
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735



                           THE RIVERFRONT FUNDS, INC.

                       STOCK APPRECIATION FUND (INVESTOR A SHARES)

     THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY.


     The undersigned hereby appoints Walter B. Grimm, C. David Bunstine and Charles L. Booth and each of them, with full power of substitution, proxies to vote & act with respect to all Shares of


STOCK APPRECIATION FUND (INVESTOR A SHARES)



(the "Fund"), a series of The Riverfront Funds, Inc. (the "Company"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Company to be held on Thursday, July 31, 1997, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 A.M., EDST, and at any and all adjournments thereof, on the following proposals and any other matters that may properly come before the Meeting.



     The Shares represented by this Proxy will be voted upon the proposals listed below in accordance with the instruction given by the Shareholder, but if no selections are made on the attached Proxy Card, which has been properly executed and returned, this Proxy will be voted FOR the proposals, including the election of directors, and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.



     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated June 18, 1997, and the Proxy Statement attached thereto.



               Please mark, sign, date and return the proxy card
                     promptly using the enclosed envelope.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [ ]              RIVERF     KEEP THIS PORTION FOR YOUR RECORD
--------------------------------------------------------------------------------------------------------------------------
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY

--------------------------------------------------------------------------------------------------------------------------

STOCK APPRECIATION FUND (INVESTOR A SHARES)
NOTE:  Please sign legibly and exactly as name appears on this card.
                                                     Withhold
Vote on Directors                              For   Authority     For All   To withhold authority to vote for any one or more
                                               All    For All      Except:   nominees, but less than all nominees, write the
                                                                             nominees' names in the following space.

1.   Walter B. Grimm, J. Virgil Early,         [ ]     [ ]          [ ]      -----------------------------------------------
     William M. Higgins, and Harvey M. Salkin


Vote On Proposals                                                             For     Against    Abstain

2.   Ratification of the selection of Ernst & Young LLP, independent public   [ ]       [ ]       [ ]
     accountants, as auditors to be employed by the Company for the fiscal year ending December 31, 1997.

3.   Approval of an Agreement and Plan of Reorganization and Liquidation      [ ]       [ ]       [ ]
     providing for the conversion of the Fund from a separate series of a
     Maryland corporation to a separate series of an Ohio business trust.


     If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

|----------------------------------------|     |------------------------------|
|                                 |      |     |                       |      |
|                                 |      |     |                       |      |
|----------------------------------------|     |------------------------------|
Signature [PLEASE SIGN WITHIN BOX]  Date        Signature (Joint Owners) Date


--------------------------------------------------------------------------------

THE RIVERFRONT FUNDS, INC.
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735



                           THE RIVERFRONT FUNDS, INC.

                       STOCK APPRECIATION FUND (INVESTOR B SHARES)

     THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE COMPANY.


     The undersigned hereby appoints Walter B. Grimm, C. David Bunstine and Charles L. Booth and each of them, with full power of substitution, proxies to vote & act with respect to all Shares of


STOCK APPRECIATION FUND (INVESTOR B SHARES)



(the "Fund"), a series of The Riverfront Funds, Inc. (the "Company"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Company to be held on Thursday, July 31, 1997, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 A.M., EDST, and at any and all adjournments thereof, on the following proposals and any other matters that may properly come before the Meeting.



     The Shares represented by this Proxy will be voted upon the proposals listed below in accordance with the instruction given by the Shareholder, but if no selections are made on the attached Proxy Card, which has been properly executed and returned, this Proxy will be voted FOR the proposals, including the election of directors, and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.



     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated June 18, 1997, and the Proxy Statement attached thereto.


               Please mark, sign, date and return the proxy card
                     promptly using the enclosed envelope.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [ ]              RIVERF     KEEP THIS PORTION FOR YOUR RECORD
--------------------------------------------------------------------------------------------------------------------------
                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.      DETACH AND RETURN THIS PORTION ONLY

--------------------------------------------------------------------------------------------------------------------------

STOCK APPRECIATION FUND (INVESTOR B SHARES)
NOTE:  Please sign legibly and exactly as name appears on this card.
                                                     Withhold
Vote on Directors                              For   Authority     For All   To withhold authority to vote for any one or more
                                               All    For All      Except:   nominees, but less than all nominees, write the
                                                                             nominees' names in the following space.

1.   Walter B. Grimm, J. Virgil Early,         [ ]     [ ]          [ ]      -----------------------------------------------
     William M. Higgins, and Harvey M. Salkin


Vote On Proposals                                                             For     Against    Abstain

2.   Ratification of the selection of Ernst & Young LLP, independent public   [ ]       [ ]       [ ]
     accountants, as auditors to be employed by the Company for the fiscal year ending December 31, 1997.

3.   Approval of an Agreement and Plan of Reorganization and Liquidation      [ ]       [ ]       [ ]
     providing for the conversion of the Fund from a separate series of a
     Maryland corporation to a separate series of an Ohio business trust.


     If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

|----------------------------------------|     |------------------------------|
|                                 |      |     |                       |      |
|                                 |      |     |                       |      |
|----------------------------------------|     |------------------------------|
Signature [PLEASE SIGN WITHIN BOX]  Date        Signature (Joint Owners) Date


--------------------------------------------------------------------------------